UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Healthcare Trust of America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Promenade 16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254 480.998.3478 www.htareit.com

[                    ], 2014

Dear Stockholder,

Healthcare Trust of America, Inc. will hold a Special Meeting of Stockholders (the “Special Meeting”) at 9:00 a.m. local time, [            ], [            ], 2014 at The Westin Kierland Resort & Spa, 6902 East Greenway Parkway, Scottsdale, Arizona 85254.

The attached Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. We are asking you to consider two important proposals in order to adopt an amendment and restatement of our charter in the form of the Fifth Articles of Amendment and Restatement.

We hope that you are planning to attend the Special Meeting in person, and we look forward to seeing you.

On behalf of the Board of Directors and management of Healthcare Trust of America, Inc., I would like to thank you for your continued support and confidence.

Sincerely,

/s/ Kellie S. Pruitt

Kellie S. Pruitt

Chief Financial Officer,

Secretary and Treasurer

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on [                    ], 2014: Copies of the proxy statement and proxy card are available at the website provided in the proxy card.

Please sign and date the accompanying proxy card and return it promptly by fax or in the accompanying self-addressed postage-paid return envelope, whether or not you plan to attend the meeting. You also may authorize a proxy electronically via the internet or by telephone. Instructions are included with the proxy card. Your vote is important to us and, thus, we urge you to submit your proxy early. You may revoke your proxy at any time prior to its exercise. If you attend the Special Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically or telephonically. If you have any questions regarding the Special Meeting please contact us by calling (480) 998-3478.

HEALTHCARE TRUST OF AMERICA, INC.

16435 N. Scottsdale Road, Suite 320

Scottsdale, Arizona 85254

NOTICE OF SPECIAL MEETING

OF STOCKHOLDERS

MAILED TO STOCKHOLDERS

ON OR AROUND [                    ], 2014

The Special Meeting of Stockholders of Healthcare Trust of America, Inc., a Maryland corporation (the “Company” or “HTA”), will be held at The Westin Kierland Resort & Spa, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, on [                    ], [                    ], 2014 at 9:00 a.m. local time, for the following purposes:

1. Amendment of charter to modify director voting standards. To approve an amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement by removing provisions which set forth the voting standard for director elections.

2. Amendment of charter to eliminate certain other provisions. To approve an amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement by eliminating certain other provisions that have become inapplicable to the Company as a result of listing the Company’s Class A common stock on the New York Stock Exchange.

Only Class A common stockholders of record, as of the close of business on [            ], 2014, will be entitled to receive notice of and to vote at this meeting.

Your vote is very important. Regardless of the number of our shares you own, it is very important that your shares be represented at the Special Meeting. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax or in the accompanying self-addressed postage-paid return envelope. You also may authorize your proxy via the internet or by telephone. Please follow the directions provided in the proxy card to authorize your proxy. This will not prevent you from voting in person at the Special Meeting, but will assure that your vote will be counted if you are unable to attend the Special Meeting. If you have any questions regarding the Special Meeting please contact us by calling (480) 998-3478.

By Order of the Board of Directors,

/s/ Kellie S. Pruitt

Kellie S. Pruitt

Chief Financial Officer,

Secretary and Treasurer

[                    ], 2014

HEALTHCARE TRUST OF AMERICA, INC.

16435 N. Scottsdale Road, Suite 320

Scottsdale, Arizona 85254

PROXY STATEMENT

Mailed to stockholders on or around [                    ], 2014

The accompanying proxy is solicited by the Board of Directors of Healthcare Trust of America, Inc. for use in voting at the Special Meeting of Stockholders, to be held on [                    ], 2014 at 9:00 a.m. local time, at The Westin Kierland Resort & Spa, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, and at any postponement or adjournment thereof, for the purpose set forth in the attached notice. The proxy solicitation materials are being mailed to stockholders on or about [                    ], 2014.

The following questions and answers relate to the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon the following:

•	an amendment to the Company’s charter to modify director voting standards by removing provisions which set forth the voting standard for director elections. This change to our charter will allow us to revise the current requirement that director nominees receive votes from a majority of shares present at an annual meeting in order to be elected to (i) a majority of votes cast voting standard for uncontested director elections and (ii) a plurality voting standard for contested director elections; and

•	an amendment to the Company’s charter to eliminate provisions from the now inapplicable guidelines of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”).

Each of these changes are described further in detail below.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote or authorize a proxy to vote your shares:

•	FOR the approval of the amendment to the Company’s charter to modify director voting standards, in the form of the Fifth Articles of Amendment and Restatement; and

•	FOR the approval of the amendment to the Company’s charter to eliminate provisions from the now inapplicable NASAA REIT Guidelines, in the form of the Fifth Articles of Amendment and Restatement.

What is the background of the two proposals?

Prior to the listing of our Class A common stock on the New York Stock Exchange (the “NYSE”) on June 6, 2012 (the “Listing”), we were a non-traded real estate investment trust (“REIT”) and accordingly were subject to the NASAA REIT Guidelines. The NASAA REIT Guidelines include a number of provisions that are in addition to or differ from the requirements under Maryland law, NYSE and Securities and Exchange Commission (the “SEC”) rules and our Bylaws. Our Fourth Articles of Amendment and Restatement (the “Current Articles”) still contain numerous provisions that are not generally applicable to exchange-traded REITs and other NYSE-listed companies. As a result of the Listing, we are seeking to amend and restate our Current Articles to reflect the fact that we are no longer subject to the NASAA REIT Guidelines, as well as to enable us to adopt a majority voting standard for contested elections and otherwise eliminate items in our Current Articles that otherwise expressly no longer apply.

What happens if additional proposals are presented at the Special Meeting?

Under the Maryland General Corporation Law (the “MGCL”), only proposals that are included in the attached Notice of Special Meeting of Stockholders and Proxy Statement may be acted on at the Special Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on [            ], 2014, or the record date, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they hold on that date at the Special Meeting, or any postponements or adjournments of the Special Meeting. As of the record date, we had [            ] shares of Class A common stock issued and outstanding and entitled to vote. You are entitled to one vote for each share of common stock you held as of the record date.

What is the difference between a “record holder” and stockholder who holds stock in “street name”?

Stockholders of Record. If your shares are registered in your name with our transfer agent, DST Systems, you are a stockholder of record with respect to those shares and these proxy materials were sent directly to you by Boston Financial Data Services.

Street Name Holders. If you hold your shares in an account at a bank or broker, then you are the beneficial owner of shares held in “street name.” These proxy materials were forwarded to you by your bank or broker, who is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account.

What are “routine” and “non-routine” matters and how are broker non-votes counted?

A broker or other nominee holding shares for a beneficial owner may generally vote on “routine” matters without receiving voting instructions, but may not vote on “non-routine” matters without receiving voting instructions. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular “non-routine” proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Both proposals No. 1 and No. 2 to approve an amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement are considered “non-routine” matters, and, therefore, a broker or nominee may not vote shares held for a beneficial owner without instructions and there may consequently be broker non-votes in connection with each such proposal. Therefore, we strongly encourage you to instruct your broker or nominee on how you wish to vote your shares on each such proposal. Pursuant to MGCL, broker non-votes and abstentions are not considered votes cast, but are counted as present for quorum purposes.

What constitutes a quorum?

At the Special Meeting, the inspectors of election appointed by the chairman of the Special Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. If a majority of all of the shares outstanding and entitled to vote on the record date are present at the Special Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

How do I authorize a proxy to vote my shares at the Special Meeting?

You can authorize a proxy to vote your shares by mail, fax, telephone or the internet, by following the instructions set forth in the proxy card.

If you hold shares of our common stock in street name, you will need to follow the voting instructions provided by the institution that holds your shares.

Can I revoke my proxy after I return my proxy card or after I authorize a proxy by telephone or over the internet?

You may revoke your proxy at any time before the proxy is exercised at the Special Meeting by:

•	delivering to our Secretary a written notice of revocation;

•	attending the Special Meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request);

•	returning a properly signed proxy card bearing a later date than your first proxy card (if received before the Special Meeting); or

•	authorizing a later dated proxy using the telephone or internet (if received before the deadline for telephone or internet proxies).

If you hold shares of our common stock in street name, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What votes are required to approve the proposals?

Modification of director voting standards. To approve an amendment and restatement of the Company’s charter to modify director voting standards, in the form of the Fifth Articles of Amendment and Restatement, requires the affirmative vote of a majority of all votes entitled to be cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on the proposal. Abstentions and brokers non-votes will have the same effect as votes against the proposal.

Elimination of other provisions. To approve an amendment and restatement of the Company’s charter to eliminate inapplicable provisions, in the form of the Fifth Articles of Amendment and Restatement, requires the affirmative vote of a majority of all votes entitled to be cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on the proposal. Abstentions and brokers non-votes will have the same effect as votes against the proposal.

How can I find the results of the Special Meeting?

Preliminary results will be announced at the Special Meeting. We intend to publish final results in a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

What happens if the meeting is postponed or adjourned?

Your proxy will still be effective and will be voted at the rescheduled Special Meeting. You will still be able to change or revoke your proxy until it is voted.

Will my vote make a difference?

Yes! Your vote is needed to ensure that each proposal can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the Special Meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder proxies. We encourage you to participate in the governance of HTA and welcome your attendance at the Special Meeting.

Who will bear the costs of soliciting votes for the meeting?

HTA will bear the entire cost of the solicitation of proxies from its stockholders. We have retained Boston Financial Data Services to assist us in connection with the solicitation of proxies for the Special Meeting. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

How do I get additional copies of SEC filings?

Copies of HTA’s financial reports, including its reports to the SEC, filed on Forms 10-K and 10-Q, with financial statements and financial statement schedules, but without exhibits, are available without cost by sending your written request to: Healthcare Trust of America, Inc., 16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, Attention: Secretary, or by calling (480) 998-3478, or by sending an e-mail to the following address: info@htareit.com. We file information electronically with the SEC, and the SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants (including HTA) that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of SEC filings, including exhibits, can also be obtained free of charge by clicking on “SEC Filings” under “Investor Relations” on our website at www.htareit.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. You can obtain a copy of any listed exhibit to a Form 10-K or Form 10-Q by sending your written request to our Secretary at the address furnished above. We will furnish the copy upon payment of a fee to reimburse our expenses.

Who can I contact if I have questions?

You can contact us by calling (480) 998-3478 if you have any additional questions regarding the Special Meeting.

DISSENTER’S RIGHT OF APPRAISAL

There will not be any dissenters’ rights of appraisal in connection with the proposals brought forth at the Special Meeting to amend and restate the Company’s charter.

PROPOSAL NO. 1:

APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE COMPANY’S CHARTER RELATED TO DIRECTOR VOTING STANDARDS

Under proposal No. 1, the Company is asking stockholders to consider and approve the amendment and restatement of the Company’s charter in the form of the Fifth Articles of Amendment and Restatement (the “Amended Articles”). At its December 5, 2013 meeting, the Board of Directors, including all independent directors, unanimously approved and declared advisable, and the Board of Directors recommends that stockholders of the Company approve, the amendment and restatement of the Company’s charter in the form of the Amended Articles.

The Amended Articles would amend and restate the Company’s Current Articles in a significant way, by removing the provision from the NASAA REIT Guidelines in our Current Articles which sets forth the voting standard for director elections.

The proposed amendment is briefly described below. The specific language of the amendment is set forth in the form of the Fifth Articles of Amendment and Restatement, which is included as Appendix A to this Proxy Statement. This form of the Amended Articles has been marked to show the proposed changes to Section 11.1 (A-24 and A-25) from the Current Articles.

Required vote. This proposal No. 1 to approve the amendment and restatement of the Company’s charter in the form of the Amended Articles requires the affirmative vote of a majority of all votes entitled to be cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” proposal No. 1.

Voting Standards

Our Current Articles require that director nominees receive votes from a majority of shares present at an annual meeting in order to be elected. This standard means that a director must receive the affirmative vote of a majority of the shares present at an annual meeting regardless of how many votes are cast. Under this standard, broker non-votes and abstentions have the effect of being a vote “against” a director nominee.

The Amended Articles would remove the voting standard from our Current Articles, thereby allowing the Board of Directors to set the applicable voting standard through our Bylaws. Our current Bylaws provide that director nominees would only need to receive a plurality of the votes cast at an annual meeting in order to be elected. A plurality voting standard means that the director who receives the most votes for any given director position would be elected, no matter how many votes that nominee receives. In the case of an uncontested director election, this means that a director could receive only one affirmative vote and still be elected. In a plurality voting standard, stockholders cannot vote “against” a director nominee. This provision in our Bylaws is, at the present time, superseded by our Current Articles.

If this proposal No. 1 to amend the Current Articles is approved by stockholders and becomes effective, the Board of Directors intends to amend our Bylaws to adopt: (i) a majority of votes cast voting standard for uncontested director elections and (ii) a plurality voting standard for contested director elections.

Under the majority of votes cast voting standard, a director nominee must receive more votes “for” than votes “against” for election, with abstentions and broker non-votes not counting as votes “for” or “against.” This means that broker non-votes and abstentions are not counted “against” a director nominee. This standard would apply in an uncontested director election. In a contested director election, the plurality of the votes cast standard, as described above, would apply.

After careful consideration and review of our peer companies, the Board of Directors determined that this change is in the best interests of the Company at this time. The Board of Directors recognizes that many stockholders believe a majority voting standard increases a board’s accountability to stockholders. The Board of Directors believes that a majority voting standard would continue to provide stockholders with a meaningful role in uncontested director elections by giving effect to stockholders’ votes “against” a nominee for director, and by requiring more votes “for” a nominee in order for that nominee to be elected to the Board.

The Board of Directors believes, however, that a plurality voting standard should apply in contested director elections. If a majority voting standard is used in a contested election, fewer nominees or more nominees could be elected to the Board than the number of Board seats. This is because a majority voting standard compares the number of votes “for” with the number of votes “against” each director nominee without regard to voting for other nominees. Accordingly, to avoid such results, the Board of Directors intends to adopt a plurality voting standard for contested director elections.

PROPOSAL NO. 2:

APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE COMPANY’S CHARTER TO ELIMINATE PROVISIONS

FROM NASAA REIT GUIDELINES

Under proposal No. 2, the Company is asking stockholders to consider and approve the amendment and restatement of the Company’s charter in the form of the Amended Articles. At its December 5, 2013 meeting, the Board of Directors, including all independent directors, unanimously approved and declared advisable, and the Board of Directors recommends that stockholders of the Company approve, the amendment and restatement of the Company’s charter in the form of the Amended Articles.

The Amended Articles would amend and restate the Company’s Current Articles in a number of significant ways, by eliminating certain provisions from the now inapplicable NASAA REIT Guidelines.

These proposed amendments are briefly described below. The specific language of each amendment is set forth in the form of Fifth Articles of Amendment and Restatement, which is included as Appendix A to this Proxy Statement. This form of the Amended Articles has been marked to show the proposed changes from the Current Articles.

Required vote. This proposal No. 2 to approve the amendment and restatement of the Company’s charter in the form of the Amended Articles requires the affirmative vote of a majority of all votes entitled to be cast. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” proposal No. 2.

Provisions from the NASAA REIT Guidelines

Amendment	Effect of Amendment
Delete the NASAA REIT Guidelines requirements that an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, that a special meeting of stockholders be held no less than 15 days nor more than 60 days after the delivery of notice and that a quorum be 50% of the then outstanding shares entitled to vote.	Pursuant to the Bylaws, an annual meeting of stockholders shall be held on a date and at the time and place set by the Board of Directors, any meeting of stockholders (including a special meeting) shall be held not less than ten (10) nor more than ninety (90) days after the delivery of notice and the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting on any matter shall constitute a quorum.

Delete the NASAA REIT Guidelines requirement that the directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the stockholders.	Pursuant to the MGCL, the directors will continue to have a duty to act in good faith, in a manner reasonably believed to be in the best interests of the Company and with the care of an ordinarily prudent person in a like position under similar circumstances.

Delete the NASAA REIT Guidelines requirement that each director elected by the common stockholders hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.	Pursuant to the MGCL, unless a corporation’s board of directors is classified (which our Board of Directors is not) or the terms of any class or series of stock pursuant to which directors are elected provide otherwise, directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify.

Amendment	Effect of Amendment

Delete the NASAA REIT Guidelines requirements that a majority of the Board of Directors and a majority of the members of Board committees consist of independent directors (as defined by the NASAA REIT Guidelines), that independent directors nominate replacements for vacancies among the independent directors’ positions and that the Company’s fees and expenses and investment policies be reviewed at least annually by the Company’s independent directors.	A majority of the Board of Directors must be independent in compliance with NYSE and SEC rules and applicable law. The Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors will continue to comply with the independence requirements and have the authority required under NYSE and SEC rules and applicable law.

Delete the NASAA REIT Guidelines provisions restricting transactions between the Company and any director or any of their affiliates unless certain approvals are obtained and certain determinations are made and prohibiting directors and their affiliates from voting on the removal of directors or any transaction between the Company and any of them.	The Company will remain subject to restrictions regarding transactions between it and any director or any of their affiliates as set forth in the Company’s Related Person Transactions Policy.

Delete the NASAA REIT Guidelines requirement that the Board of Directors be comprised of at least three (3) directors.	The Board of Directors may be comprised of one (1) or more directors pursuant to the MGCL.

Delete the NASAA REIT Guidelines requirement that all shares of stock be fully paid and nonassessable when issued.	Although the Company has no present intention of doing so, the MGCL permits a corporation to issue stock in exchange for future payment or stock that is assessable.
Delete the NASAA REIT Guidelines restrictions related to share repurchases (which are uncommon in public company charters and reduce flexibility) and distribution reinvestment plans (which establish disclosure and withdrawal rights uncommon in public company charters).	The Company will have the power to repurchase shares and implement distribution reinvestment plans in accordance with the MGCL.

Other Amendments

The Amended Articles also delete the requirement (which is more restrictive than required by the MGCL) that shares of a particular class of common stock have equal dividend, distribution, liquidation and other rights and have no preference, cumulative, preemptive, conversion or exchange rights and add a provision specifically authorizing the Board of Directors to pay dividends in shares of one class of stock to holders of shares of another class.

In addition to the changes described above, the Amended Articles make other modifications of a clarifying or ministerial nature, including the deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us (including provisions which are expressly conditioned on our being a non-exchange-traded REIT, provisions regarding our Class B common stock which no longer remains authorized or outstanding, and changing references of our Class A common stock to just common stock) or which need to be updated.

BENEFICIAL OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND

PRINCIPAL STOCKHOLDERS

The following table shows as of [                    ], 2014 what the Company believes to be, based on publicly available information, the number and percentage of shares of common stock of the Company beneficially owned by (i) each director of the Company; (ii) each named executive officer of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each person who beneficially owns more than five percent of the Company’s outstanding shares of Class A common stock.

	Class A Common Stock
Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Directors and Executive Officers:
Scott D. Peters	2,050,740	**
Kellie S. Pruitt	448,644	**
Mark D. Engstrom	418,090	**
Amanda L. Houghton	301,237	**
W. Bradley Blair, II	206,520	**
Maurice J. DeWald	197,520	**
Warren D. Fix	207,249	**
Larry L. Mathis	206,044	**
Gary T. Wescombe	235,520	**

Directors and executive officers as a group (9 persons)	4,271,564	1.8%

Other Stockholders:
Cohen & Steers, Inc. (3) 280 Park Avenue, 10th Floor New York, NY 10017	18,207,963	7.7%

*	Unless otherwise indicated, the address is c/o HTA, 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona, 85254.
**	Represents less than 1% of our outstanding Class A common stock.
(1)	Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.
(2)	Amount includes vested LTIP units as of [ ], 2014, which are convertible into shares of Class A common stock as follows: 972,000 for Mr. Peters, 219,680 for Ms. Pruitt, 196,080 for Mr. Engstrom, 189,680 for Ms. Houghton and 130,520 for each of Mr. Blair, Mr. DeWald, Mr. Fix, Mr. Mathis and Mr. Wescombe. The future vesting of the unvested LTIP units is unknown at this time as the vesting is based on the future performance of our stock.
(3)	Based solely on the information in Schedule 13G, dated September 10, 2013, filed by Cohen & Steers, Inc., with the SEC, with respect to HTA reporting beneficial ownership as of August 30, 2013. The report states that Cohen & Steers, Inc. has sole voting power over 8,486,302 shares and sole dispositive power over 18,207,963 shares. Cohen & Steers Capital Management, Inc., a wholly-owned subsidiary of Cohen & Steers, Inc., has sole voting power over 8,486,302 shares and sole dispositive power over 18,153,227 shares. Cohen & Steers UK Limited, an affiliate of Cohen & Steers, Inc., has sole dispositive power over 54,736 shares.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

PROPOSALS FOR 2014 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2014 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, Attention: Secretary, no later than January 10, 2014, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act.

If a stockholder wishes to present a director nomination or other business proposal at the 2014 Annual Meeting of Stockholders, our Bylaws currently require that the stockholder give advance written notice to our Secretary at our offices no earlier than December 11, 2013 and no later than 5:00 p.m., Eastern Time, on January 10, 2014. Any stockholder nominations or proposals not received by us by 5:00 p.m., Eastern Time, on January 10, 2014, will be considered untimely and, if raised at the 2014 Annual Meeting of Stockholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) promulgated under the Exchange Act.

OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice of Special Meeting of Stockholders. Under the MGCL, only proposals that are included in the Notice of Special Meeting of Stockholders and Proxy Statement may be acted on at the Special Meeting.

It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the accompanying return envelope or by fax, telephone or the internet through the instructions included with the proxy card.

By Order of the Board of Directors,

/s/ Kellie S. Pruitt

Kellie S. Pruitt

Chief Financial Officer,

Secretary and Treasurer

[                    ], 2014

Appendix A

FORM OF FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

OF HEALTHCARE TRUST OF AMERICA, INC.

FIRST: Healthcare Trust of America, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (~~which is hereinafter called~~ the “Corporation”) is:

Healthcare Trust of America, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o National Registered Agents, Inc. of MD, 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are National Registered Agents, Inc. of MD, 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by or on behalf of the Corporation or any of its Affiliates in connection with the selection, evaluation, and acquisition of, and investment in, any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use related expenses and title insurance premiums.~~

~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person in connection with the actual development and construction of a project.~~

~~Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean ~~not more than~~ 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 hereof.

~~Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.~~

~~Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate (including, without limitation, equity interests in REITs, mortgage pools, commercial mortgage-backed securities and residential mortgage-backed securities), before reserves for depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(I)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Benefit Plan Investor. The term shall have the meaning provided in Section 2510.3-101 of the Department of Labor regulations or any successor regulation thereto.

Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended, restated, supplemented or otherwise modified from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6 hereof, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1XA), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1 hereof.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

~~Class A~~ Common Stock. The term “~~Class A~~ Common Stock” shall have the meaning as provided in Section 5.2.5 ~~herein~~hereof.

~~Class B Common Stock. The term “Class B Common Stock” shall have the meaning as provided in Section 5.2.5 herein.~~

~~Class B-1 Common Stock. The term “Class B-1 Common Stock” shall have the meaning as provided in Section 5.2.5 herein.~~

~~Class B-2 Common Stock. The term “Class B-2 Common Stock” shall have the meaning as provided in Section 5.2.5 herein.Class B-3 Common Stock. The term “Class B-3 Common Stock” shall have the meaning as provided in Section 5.2.5 herein.~~

Code. The term “Code” shall have the meaning as provided in Article II ~~herein~~hereof.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean ~~not more than~~ 9.8% (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 hereof.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 ~~herein~~hereof.

~~Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

~~Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~

Corporation. The term “Corporation” shall have the meaning as provided in Article I ~~herein~~hereof.

~~Dealer Manager~~. ~~The term “Dealer Manager” shall mean Realty Capital Securities, LLC, a Delaware limited liability company, or such other Person selected by the Board to act as the dealer manager for an Offering.Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date~~.

Director. The term “Director” shall have the meaning as provided in Section 7.1 ~~herein~~hereof.

Distributions. The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

~~Effective Time. The term “Effective Time” shall mean immediately prior to Listing.~~

ERISA Investor. Any holder of Shares that is (i) an employee benefit plan subject to Title 1 of the Employee Retirement Income Security Act of 1974, as amended, (ii) a plan as defined in Section 4975(e) of the Code (any such employee benefit plan or “plan” as described in clause (i) or this clause (ii) being referred to herein as “Plan”), (iii) a trust which was established pursuant to a Plan, or a nominee for such trust or Plan, or (iv) an entity whose underlying assets include assets of a Plan by reason of such Plan’s investment in such entity.

Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created ~~by Article VI hereof or~~ by the Board of Directors pursuant to Section 6.1.7 hereof.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 hereof and subject to adjustment pursuant to Section 6.1.8 hereof, the percentage limit established by the Board of Directors pursuant to Section 6.1.7 hereof.

~~Excess Amount~~. ~~The term “Excess Amount” shall have the meaning as provided in Section 8.3 herein.~~

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

~~Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, marketing support fees and due diligence expense reimbursement or Organizational and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2 herein.~~

~~Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Corporation or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~

~~Independent Director. The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Corporation or its Affiliates by virtue of (i) employment by the Corporation or any of its Affiliates; (ii) performance of services, other than as a Director, for the Corporation; or (iii) maintenance of a material business or professional relationship with the Corporation or any of its Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Corporation and its Affiliates (excluding fees for serving as a director of the Corporation or other REIT or real estate program that is organized, advised or managed by the Corporation and its Affiliates) exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Corporation or its Affiliates shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Corporation or its Affiliates.~~

~~Initial Date. The term “Initial Date” shall mean the date on which Shares are first issued in the Corporation’s Initial Public Offering.~~

~~Initial Public Offering. The term “Initial Public Offering” shall mean the Corporation’s offering and sale of Common Shares pursuant to a registration statement filed under the Securities Act, which became effective with the SEC on September 20, 2006 (Commission File No. 333-133652) and terminated on March 19, 2010.~~

~~Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.~~

~~Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.~~

~~Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listing. The listing of a class of Common Shares on (i) the NYSE, the American Stock Exchange, or the Global Market or the Global Select Market of the Nasdaq Stock Market (or any successor to such entities), or (ii) a national securities exchange (or tier or segment thereof) that has listing standards that the SEC has determined by rule are substantially similar to the listing standards applicable to securities described in Section 18(b)(1XA) of the Securities Act. Upon such Listing, such Common Shares shall be deemed Listed.~~

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

~~Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, as may be amended from time to time.~~

~~Net Assets. The term “Net Assets” shall mean the total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction, hi the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.~~

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

~~Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.~~

~~Offering. The term “Offering” shall mean any offering and sale of Shares.~~

~~Operating Partnership. The term “Operating Partnership” shall mean Healthcare Trust of America Holdings, LP, a Delaware limited partnership, through which the Corporation may own Assets.~~

~~Organizational and Offering Expenses. The term “Organizational and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 ~~herein~~hereof.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1 hereof, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

~~Real Property. The term “Real Property” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.~~

REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day ~~after the Initial Date~~ on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the Stockholders. Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	~~Stockholders’ voting rights;~~

~~(ii)~~	~~the term of existence of the Corporation; or~~

~~(iii)~~	~~the Corporation’s investment objectives.~~

~~Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Corporation or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.~~

SDAT. The term “SDAT” shall mean the State Department of Assessments and Taxation of Maryland.

~~SEC. The term “SEC” shall mean the U.S. Securities and Exchange Commission.~~

Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~Securities Act. The term “Securities Act” shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager,~~

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

~~Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.~~

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

~~Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.~~

~~Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares; (ii) interest payments; (iii) taxes; (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves; (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses; (vii) disposition fees on the Sale of Property; and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of Shares or the right to vote or receive dividends on Shares,~~ including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

~~2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.3 herein.~~

~~Unimproved Real Prop. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 1,200,000,000 Shares, consisting of 1,000,000,000 shares of Common Stock, $0.01 par value per share (“Common Shares”), and 200,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized Shares having par value is $12,000,000. ~~All Shares shall be fully paid and nonassessable when issued.~~ If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2 Common Shares.

Section 5.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2. Description. Subject to the provisions of Article VI hereof and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to one vote ~~per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares~~; provided, however, that, until Listing, the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

Section 5.2.3. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

Section 5.2.4. Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 5.2.5. Classification. ~~At the Effective Time, 700,000,000 Common Shares shall be classified as Class A Common Stock (the “Class A Common Stock”), 100,000,000 Common Shares shall be classified as Class B-1 Common Stock (the “Class B-1 Common Stock”), 100,000,000 Common Shares shall be classified as Class B-2 Common Stock (the “Class B-2 Common Stock”), and 100,000,000 Common Shares shall be classified as Class B-3 Common Stock (the “Class B-3 Common Stock” and, together with the Class B-1 Common Stock and Class B-2 Common Stock, the “Class B Common Stock”). Eighteen (18) months following the date of Listing of the Class A Common Stock, all authorized but unissued shares of Class B Common Stock shall automatically be reclassified as Class A Common Stock.~~1,000,000,000 Common Shares are classified as Common Stock (the “Common Stock”).

~~Section 5.2.6. Conversion.~~

~~(a) At the Effective Time, each Common Share which was issued and outstanding immediately prior to the Effective Time shall be converted into 1/4 of a share of Class A Common Stock, 1/4 of a share of Class B-1 Common Stock, 1/4 of a share of Class B-2 Common Stock, and 1/4 of a share of Class B-3 Common Stock, the Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock, and Class B-3 Common Stock having the respective preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions set forth herein.~~

Section 5.2.6. ~~(b)~~ Conversion. The ~~Class A~~ Common Stock is not convertible into or exchangeable for any other property or securities of the Company. ~~Each issued and outstanding share of Class B Common Stock shall, automatically and without any action on the part of the holder thereof, convert into one (1) share of Class A~~

~~Common Stock as follows: (a) six (6) months following the date of Listing of the Class A Common Stock, in the case of the Class B-1 Common Stock; (b) the earlier of (x) twelve (12) months following the date of Listing and (y) such earlier date as may be determined by the Board, but not earlier than six (6) months following the date of Listing of the Class A Common Stock, in the case of the Class B-2 Common Stock; and (c) the earlier of (x) eighteen (18) months following the date of Listing of the Class A Common Stock and (y) such earlier date as may be determined by the Board, but not earlier than six (6) months following the date of Listing of the Class A Common Stock, in the case of the Class B-3 Common Stock.~~

~~Section 5.2.7. General. Except as set forth in Section 5.2.6, the Class A Common Stock and Class B Common Stock shall have identical preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption.~~

Section 5.3. Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one or more classes or series of Shares~~; provided; however, that, until Listing, the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

Section 5.4. Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI hereof and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other ~~distributions~~Distributions, qualifications and terms and conditions of redemption for each class, or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Shares set or changed pursuant to ~~clause (c) of this~~ Section 5.4(c) hereof may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.

Section 5.5. Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or Distributions, in cash or other assets of the Corporation or in securities of the Corporation, including in Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Until Listing, distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

Section 5.6. Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~Section 5.7 No Issuance of Share Certificates. Until Listing, the Corporation shall not issue share certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~Section 5.8 Suitability of Stockholders. Until Listing, the following provisions shall apply:~~

~~Section 5.8.1. Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder in the Corporation, if such prospective Stockholder is an individual (including an individual beneficiary, of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~

~~Section 5.8.2. Determination of Suitability of Sale. The Corporation and each Person selling Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Shares by Stockholders is a suitable and appropriate investment for such Stockholder. In making this determination, the Corporation or each Person selling Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; and (5) the tax consequences of the investment.~~

~~The Corporation or each Person selling Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Corporation or each Person selling Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. Each Person selling Shares on behalf of the Corporation shall maintain these records for at least six years.~~

~~Section 5.8.3. Minimum Initial Investment. Until a Listing, subject to certain individual state requirements, the minimum initial investment shall be 100 Shares.~~

~~Section 5.9 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.~~

~~Section 5.10 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Shares.

Section 6.1.1. Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date, but subject to Section 6.3 hereof:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii) hereof,

(i) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) hereof (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2 hereof, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the transfer to the Charitable Trust described in ~~clause~~ Section 6.1.1(b)(i) ~~of this sentence~~hereof would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii) hereof, then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(c) Additional Transfers. To the extent that, upon a transfer of Shares pursuant to Section 6.1.1(b) hereof, a violation of any provision of this Section 6.1.1 would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Section 6.1.1.

Section 6.1.2. Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 hereof or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 hereof (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 hereof shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void kb initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.

Section 6.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a) hereof, or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b) hereof, shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such. Transfer on the Corporation’s status as a REIT.

Section 6.1.4. Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:

(a) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and

(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5. Remedies Not Limited. Subject to Section ~~7.10~~7.7 hereof, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 hereof or any definition contained in Article IV hereof, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 hereof with respect to any situation based on the facts known to it. In the event this Section 6.1 or Section 6.2 hereof requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV ~~or Sections~~hereof, this Section 6.1 or ~~6.2.~~Section 6.2 hereof. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2 hereof) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1 hereof, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7. Exceptions.

(a) Subject to Section 6.1.1(a)(ii) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii) hereof;

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6 hereof) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2 hereof.

(b) Prior to granting any exception pursuant to Section 6.1.7(a) hereof, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii) hereof, an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 6.1.8. Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.2(a)(ii) hereof, the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Share equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9. Legend. Any certificate representing Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and for certain other purposes under the Code and the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own Common Shares of the Corporation in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares of the Corporation in excess of 9.8% of the value of the total outstanding Shares of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; (iv) ~~no Person may~~any Transfer of Shares that, if ~~such Transfer~~effective, would result in Shares ~~of the Corporation~~ being beneficially owned by fewer than 100 Persons~~; and (v)~~ (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such Shares; and (v) no Person may Beneficially Own Shares of the Corporation that would result in twenty five percent (25%) or more of any class of Shares of the Corporation being Beneficially Owned by one or more ERISA Investors. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least fifteen (15) days prior written notice). If any of the restrictions on transfer or ownership as set forth in clauses (i), (ii), (iii) and (v) above are violated, the Shares ~~represented hereby~~in excess or in violation of the above limitations will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares ~~of the Corporation~~ on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares a written statement of the information otherwise required on certificates upon request.

Section 6.2 Transfer of Shares in Trust.

Section 6.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) hereof that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.1.1(b) hereof. The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6 hereof.

Section 6.2.2. Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares of the Corporation. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3. Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.2.4. Sale of Shares by Charitable Trustee. Within twenty (20) days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a) hereof. Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust, and (2) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 ~~of this Article VI~~hereof. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. lf, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5. Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and ~~distributions~~other Distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 ~~of this Article VI~~hereof. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4 hereof. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6. Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) hereof in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(0(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3 Restrictions on Ownership and Transfer of Shares by Benefit Plans.

Section 6.3.1. Ownership Limitations. Notwithstanding any other provisions in the Charter, if and to the extent that any class or series of Shares do not constitute “publicly offered securities” (as defined in Section 2510.3-101 of the Department of Labor regulations, or any successor regulation thereto), then Benefit Plan Investors may not, on any date, hold, individually or in the aggregate, twenty five percent (25%) or more of the value of such class or series of Shares. For purposes of determining whether Benefit Plan Investors hold, individually or in the aggregate, twenty five percent (25%) or more of the value of such class or series of Shares, the value of Shares of such class held by any director or officer of the Corporation, or any other Person who has discretionary authority or control with respect to the assets of the Corporation, as defined in the Plan Asset Regulations, shall be disregarded.

Section 6.3.2. Remedies for Violations by Benefit Plan Investors. If the Board or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that (a) a Transfer or other event has taken place that results in a violation of Section 6.3.1 hereof or will otherwise result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor or (b) that a Person intends to acquire or has attempted to acquire or hold Shares in a manner that will result in a violation of Section 6.3.1 hereof or will otherwise result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor, the Board of directors or its designee shall take such action as it deems advisable to mitigate, prevent or cure the consequences that might result to the Corporation from such Transfer or other event, including, without limitation, refusing to give effect to or preventing such Transfer or event through redemption of such Shares or refusal to give effect to the Transfer or event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event.

Section 6.3.3. Information on Benefit Plan Status. Any Person who acquires or attempts or intends to acquire or hold Shares shall provide to the Corporation such information as the Corporation may request in order to determine whether such acquisition or holding has resulted or will result a in violation of Section 6.3.1 hereof or otherwise has resulted or will result in the underlying assets and property of the Corporation becoming assets of any ERISA Investor, including the name and address of any Person for whom a nominee holds Shares and whether the underlying assets of such Person include assets of any Benefit Plan Investor.

Section 6.4 Settlement. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be six, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall not be fewer than ~~three nor more than 15. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor~~the minimum number required by the MGCL nor more than fifteen (15).

The Corporation elects that, except as may be provided by the Board of Directors in setting the terms of any class or series of Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~

~~Section 7.2 Experience. Until Listing, each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation and at least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.3 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~

Section 7.2 ~~Section 7.4 Term: Current Board. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms~~Current Board. The names of the current Directors who shall serve until the next annual meeting of Stockholders and until their successors are duly elected and qualify are as follows:

Scott D. Peters

W. Bradley Blair, II

Maurice J. DeWald

Warren D. Fix

Larry L. Mathis

Gary T. Wescombe

~~Section 7.5 Fiduciary Obligations. The Directors and officers serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders of the Corporation.~~

Section 7.3 ~~Section 7.6~~ Extraordinary Actions. ~~Notwithstanding~~Except as specifically provided in Section 7.8 hereof (relating to the removal of Directors) and the last sentence of Article IX hereof, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.4 ~~Section 7.7~~ Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 7.5 ~~Section 7.8~~ Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 hereof or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 7.6 ~~Section 7.9~~ Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 7.7 ~~Section 7.10~~ REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; provided, however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in this Article VII is no longer required for REIT qualification. No Director, officer, employee or agent of the Corporation shall be liable for any act or omission resulting, in the loss of tax benefits under the Code, except to the extent provided in Section ~~12.2~~8.2 hereof.

Section 7.8 ~~Section 7.11~~ Resignation~~:~~ or Removal of Directors. Any Director may resign by delivering notice to the Board of Directors, effective upon ~~delivery to~~receipt by the Board of Directors of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares ~~to elect or remove one or more Directors~~, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

~~Section 7.12 Ratification of Fourth Articles of Amendment and Restatement by the Independent Directors. These Fourth Articles of Amendment and Restatement have been reviewed and ratified by a majority of the Independent Directors at a meeting of the Board of Directors consisting of a majority of Independent Directors.~~

~~ARTICLE VIII~~

~~FEES; EXPENSES~~

~~Section 8.1 Incentive Fees. The Corporation may pay any Person an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable prior to Listing if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to at least six percent (6%) of the Invested Capital per annum cumulative. The payment of Incentive Fees to multiple Persons shall be allowed provided that such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Person.~~

~~Section 8.2 Organizational and Offering Expenses Limitation. The total amount of all Organizational and Offering Expenses shall be reasonable and shall in no event prior to Listing exceed 15% of the Gross Proceeds of each Offering.~~

~~Section 8.3 Total Operating Expenses. Prior to Listing, the Corporation’s Total Operating Expenses during any four consecutive fiscal quarters shall not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%125% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient; a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation~~

~~for which there is an Excess Amount which the Independent Directors conclude was justified, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board.~~

~~Section 8.4 Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and prior to Listing shall not exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced; provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~Section 8.5 Total Fees and Expenses. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board.~~

~~ARTICLE IX~~

~~INVESTMENT POLICIES AND LIMITATIONS~~

~~Section 9.1 Review of Investment Policies. The Independent Directors shall review the investment, policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~Section 9.2 Certain Permitted Investments. Until Listing, the following investment limitations shall apply:~~

~~(a) The Corporation may invest in Assets, as defined in Article IV hereof.~~

~~(b) The Corporation may invest in Joint Ventures with one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(c) Subject to any limitations in Section 9.3, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~Section 9.3 Investment Limitations. Until Listing, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:~~

~~(a) Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and mortgages.~~

~~(c) The Corporation shall not invest in or make any Mortgage unless an appraisal Is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government~~

~~agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the officers, Directors or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any Stockholder for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(e) The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of any officer, Director or Affiliate of the Corporation.~~

~~(f) The Corporation shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the officers, the Directors or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to Persons other than the officers, the Directors or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the officers, the Directors or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(g) A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from an officer, a Director or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.~~

~~(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objective of remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~

~~(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~(l) The Corporation shall not engage in the business of underwriting or the agency distribution of securities issued by other Persons.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1 Sales and Leases to Corporation. The Corporation may purchase or lease an Asset or Assets from an officer, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such officer, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any Property to the Corporation exceed its current appraised value.~~

~~Section 10.2 Sales and Leases to Officers, Directors or Affiliates. An officer, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation. In no event shall the purchase price of any Property purchased from the Corporation by an officer, Director or Affiliate thereof be less than its current appraised value.~~

~~Section 10.3 Other Transactions.~~

~~(a) The Corporation shall not engage in any other transaction with an officer, a Director or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~(b) The Corporation shall not make loans to an officer, a Director or any Affiliates thereof except Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The officers, the Directors and any Affiliates thereof shall not make loans to the Corporation, or to joint ventures in which the Corporation is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~Section 11.1 Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual~~

~~report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be 50% of the then outstanding Shares entitled to vote. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and prior to Listing shall be called by an officer of the Corporation upon written request of Stockholders holding in the aggregate not less than ten percent of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors, Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~

~~Section 11.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article X111 hereof, without the necessity for the concurrence by the Board; (c) liquidation or dissolution of the Corporation, without the necessity for the concurrence by the Board; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not prior to Listing (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business; or (v) cause the merger or reorganization of the Corporation.~~

~~Section 11.3 Voting Limitations on Shares Held by Directors and Affiliates. With respect to Shares owned by any Director or any of their Affiliates, neither such Director(s) nor any of their Affiliates may prior to Listing vote or consent, on matters submitted to the Stockholders regarding the removal of such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~Section 11.4 11.4 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~Section 11.5 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and prior to Listing shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten~~

~~days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If an officer or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the officer and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~Section 11.6 Reports. Prior to Listing, the Directors, including the Independent Directors, shall take reasonable steps to ensure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (iv) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (v) separately stated, full disclosure of all material tunas, factors and circumstances surrounding any and all transactions involving the Corporation, Directors, officers and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~Section 11.7 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the SEC. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the~~

~~Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.~~

ARTICLE VIII~~ARTICLE XII~~

LIABILITY LIMITATION AND INDEMNIFICATION

Section 8.1 ~~Section 12.1~~ Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of his being a Stockholder.

Section 8.2 ~~Section 12.2~~ Limitation of Director and Officer Liability; Indemnification.

(a) ~~Subject to the conditions set forth under~~To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~8.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~8.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) ~~Subject to the conditions set forth under~~The Company shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (c) or (d) below, the Corporation shall~~in effect from time to time, to obligate itself to indemnify, and~~, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former Director or officer of the Corporation ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~ or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of ~~such~~another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in ~~that~~such capacity. The Corporation ~~may~~shall have the power, with the approval of the Board of Directors ~~or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(c) Prior to Listing, notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide for indemnification of a Director (the “Indemnitee”) for any liability or loss suffered by him or her and the Corporation shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation;~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director) or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director; and~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d) Prior to Listing, notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~Section 12.3 Payment of Expenses. Prior to Listing, the Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.~~

Section 8.3 ~~Section 12.4~~ Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

ARTICLE IX~~ARTICLE XIII~~

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, ~~including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII and Article XIV hereof and this Article X111 (or any other amendment of the Charter that would have the effect of amending such sections)~~ any amendment to the second sentence of Section 7.8 hereof or to this sentence shall be valid only if declared advisable by the Board and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter.

~~ARTICLE XIV~~

~~ROLL-UP TRANSACTIONS~~

~~In connection with any proposed Roll-Up Transaction prior to Listing, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer securities of the Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement. In connection with a proposed Roll-Up Transaction prior to Listing, the Person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction prior to Listing:~~

~~(a) that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~

~~(d) n which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Stockholders.~~

THIRD: The amendment to and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the Stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment was 1,200,000,000, consisting of 1,000,000,000 shares of Common Stock, ~~$0.01 par, value per share~~1,000,000,000 of which were classified as Class A Common Stock, and 200,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value ~~is~~was $12,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,200,000,000, consisting of 1,000,000,000 shares of Common Stock, $0.01 par value per share, ~~and at the Effective Time (as defined in the foregoing amendment and restatement of the charter), 700,000,000 will be classified as Class A Common Stock, 100,000,000 shares will be classified as Class B-1 Common Stock, 100,000,000 will be classified as Class B-2 Common Stock, and 100,000,000 will be classified as Class B-3 Common Stock~~ and 200,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value ~~was~~is $12,000,000.

NINTH: The undersigned Chief Executive Officer acknowledges these ~~Fourth~~Fifth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

HEALTHCARE TRUST OF AMERICA, INC.	P.O. BOX 55046 BOSTON, MA 02205-5046

Your Proxy Vote is Important!

You can authorize a proxy to cast your vote and otherwise represent you at the Special Meeting of Stockholders in one of four ways:

Vote by Internet: Authorize your proxy online at www.eproxvvote.com/hta until 11:59 p.m. eastern daylight time on [            ], 2014.

Vote by Phone: Call our toll free number at (866) 977-7699, to authorize your proxy until 11:59 p.m. eastern daylight time on [            ], 2014.

Vote by Mail: Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

Vote by Fax: Fax the completed proxy card to (781) 633-4036 until 11:59 p.m. eastern daylight time on [            ], 2014.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR P.O. BOX 55046 BOSTON, MA 02205-9836

HEALTHCARE TRUST OF AMERICA, INC.

SPECIAL MEETING OF STOCKHOLDERS

[            ], 2014

PROXY CARD

Solicited by the Board of Directors

Please Authorize Your Proxy to Vote by [            ], 2014

The undersigned stockholder of Healthcare Trust of America, Inc., a Maryland corporation, hereby appoints Scott D. Peters and Kellie S. Pruitt, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of Healthcare Trust of America, Inc. to be held on [            ], 2014 at 9:00 a.m. local time, at The Westin Kierland Resort & Spa, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, and any and all postponements and adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all postponements and adjournments thereof, with all power possessed by the undersigned as if personally present. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the special meeting or any postponement or adjournment thereof, including matters incident to its conduct or a motion to adjourn the meeting to another time and/or place for the purpose of soliciting additional proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on [            ], 2014: The proxy statement and proxy card are available at www.eproxyvote.com/hta.

SIGN, DATE and RETURN:

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such under signature. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature Signature Date

The Board of Directors recommends a vote “For” Proposal 1 and “For” Proposal 2. If this proxy is duly executed and returned and no voting instructions are given, such proxy will be voted “For” Proposal 1 and “For” Proposal 2.

Please mark boxes as in the example ☒

1.

Approval of modification of director voting standards - To approve the amendment and restatement of Healthcare Trust of America, Inc.’s charter to modify director voting standards in the form of the Fifth Articles of Amendment and Restatement.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

Approval of elimination of certain other provisions - To approve the amendment and restatement of Healthcare Trust of America, Inc.’s charter to eliminate provisions from the now inapplicable guidelines of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts, in the form of the Fifth Articles of Amendment and Restatement.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please check box at right if you plan on attending the Special Meeting of Stockholders on [ ], 2014.	☐

You may obtain directions to attend the Special Meeting of Stockholders of Healthcare Trust of America, Inc. by calling (480) 998-3478. If you have additional questions relating to the Special Meeting you can also contact Healthcare Trust of America, Inc. by calling (480) 998-3478.